UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX  78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Vermillion, Inc. (the “Company”) is amending the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on May 15, 2014 (the “Original 8-K”), because the press release that was furnished as Exhibit 99.1 to the Original 8-K included an unaudited consolidated balance sheet as of September 30, 2013 (rather than March 31, 2014) and unaudited consolidated statements of operations and comprehensive loss for the quarter and nine months ended September 30, 2013 (rather than for the quarter ended March 31, 2014).    Exhibit 99.1 to this amendment contains the corrected version of the press release, which the Company issued on May 15, 2014.  Other than correcting Exhibit 99.1, this amendment does not contain any amendments to the disclosure included in the Original 8-K.

Item 2.02Results of Operations and Financial Condition.

On May 15, 2014, Vermillion, Inc. (the “Company”) issued a press release reporting financial results for the three months ended March 31, 2014.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

Item 9.01Financial Statements and Exhibits.

The following exhibit is being furnished as part of this report.

(d)         Exhibit No.Description.

99.1Press Release dated May 15, 2014, issued by Vermillion, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: May 16, 2014	By:	/s/Eric J. Schoen
Eric J. Schoen
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.       Description

99.1Press Release dated May 15, 2014